Exhibit 99.1

REMAX and Real Remind Stockholders of Deadline to Elect Form of Merger Consideration

Election Deadline for Record Holders is 5:00 p.m. New York City time on August 18, 2026

Denver, August 4, 2026 – RE/MAX Holdings, Inc. (“REMAX”) (NYSE: RMAX) and The Real Brokerage Inc. (“Real”) (NASDAQ: REAX) today announced the upcoming deadline for holders of REMAX Class A Common Stock to elect the form of consideration that they wish to receive in the pending acquisition of REMAX by Real, which will create a leading technology-enabled global real estate platform named Real REMAX Group Inc. (the “Transaction”). The upcoming deadline for REMAX stockholders of record is 5:00 p.m. New York City time on August 18, 2026 (the “Election Deadline”). The Election Deadline may be extended, in which case REMAX and Real will issue a press release announcing the new election deadline. No elections will be permitted after the Election Deadline.

REMAX stockholders of record wishing to make an election as to the form of consideration they wish to receive must deliver a properly completed and executed election form, together with all required documents and materials, to Computershare Trust Company, N.A. (the “Exchange Agent”) by the Election Deadline. An election will be valid only if a properly completed and signed election form, together with all required documents and materials set forth in the Election Form and the instructions thereto, is received by the Exchange Agent by the Election Deadline.

REMAX stockholders who hold shares through a bank, broker or other nominee will receive (or should request) the election form through their bank, broker, or other nominee and may be subject to an earlier election deadline in accordance with the instructions of their bank, broker or other nominee. REMAX stockholders must carefully review and properly complete any election materials that they receive from their bank, broker or other nominee regarding how to make an election.

REMAX stockholders who, with respect to some or all of their shares of REMAX Class A Common Stock, do not deliver a properly completed and executed election form, together with all required documents and materials, to the Exchange Agent by the Election Deadline (or, if applicable, to their bank, broker or other nominee by the deadline set by such bank, broker or other nominee) will be deemed to have elected to have each of those shares converted into the right to receive 5.15 shares of Real REMAX Group Inc. stock (to be adjusted to 0.515 prior to the closing of the transaction to reflect the stock consolidation of Real as contemplated by the Merger Agreement).

The aggregate merger consideration is subject to proration as described in the proxy statement/prospectus that is included in the Registration Statement (as defined below). The Transaction is subject to customary closing conditions, including approval by each company’s shareholders.

REMAX stockholders of record that wish to request an Election Form and accompanying materials (including election revocation materials) or have any questions about how to make an election regarding their merger consideration should contact D.F. King & Co, Inc. at (800) 848-3416 (for holders of REMAX Class A Common Stock) or 646-582-7109 (for banks and brokers) or by email at REMAX@dfking.com. REMAX stockholders who hold shares through a bank, broker or other nominee should contact their bank, broker or other nominee for assistance making or revoking an election.

REMAX stockholders should carefully read the proxy statement/prospectus, the Election Form and all election materials provided to them or filed by REMAX and Real in connection with the Transaction before making their elections.

The Election Deadline does not alter the deadline for REMAX stockholders to vote on the proposals to be presented for approval at REMAX’s upcoming special meeting of stockholders.

Cautionary Disclosure Regarding Forward-Looking Statements

This press release contains certain “forward-looking statements” and “forward-looking information” within the meaning of applicable United States and Canadian securities laws, including Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. Forward-looking statements/forward-looking information include all statements that do not relate solely to historical or current facts, and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “intend,” “project,” “estimate,” “potential,” “plan,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could.” These forward-looking statements/forward-looking information include, but are not limited to, statements related to the expected benefits of the proposed transaction; the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, including the expected leverage of the combined company and the amount and timing of synergies from the proposed transaction; the completion of the transaction and the expected timeline; and the ability to satisfy all closing conditions, including the receipt of required approvals for the transaction. Forward-looking statements/forward-looking information inherently involve many risks and uncertainties that could cause actual results to differ materially from those projected in these statements, including statements about the consummation of the proposed transaction and the anticipated benefits thereof. Where, in any forward-looking statement, The Real Brokerage Inc. (“Real”) or RE/MAX Holdings, Inc. (“REMAX”) express an expectation or belief as to future results or events, it is based on Real and/or REMAX’s current plans and expectations, expressed in good faith and believed to have a reasonable basis. However, neither Real nor REMAX can give any assurance that any such expectation or belief will result or will be achieved or accomplished. Important risk factors that may cause such a difference include, but are not limited to: Real’s and REMAX’s ability to consummate the proposed transaction on the expected timeline or at all; Real’s and REMAX’s ability to obtain the necessary regulatory approvals in a timely manner and the risk that such approvals are not obtained or are obtained subject to conditions that are not anticipated; Real’s or REMAX’s ability to obtain approval of their shareholders; the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring Real or REMAX to pay a termination fee; the diversion of management time on transaction-related issues; risks related to disruption from the proposed transaction, including disruption of management time from current plans and ongoing business operations due to the proposed transaction and integration matters; the risk that the proposed transaction and its announcement could have an adverse effect on Real’s and REMAX’s ability to retain agents, franchisees and personnel or that there could be potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; potential litigation relating to Real and REMAX’s expectations regarding revenue growth and profitability and the business, strategic plans of Real and REMAX and the proposed transaction that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; the ability of the combined company to achieve the synergies and other anticipated benefits expected from the proposed transaction or such synergies and other anticipated benefits taking longer to realize than anticipated; the ability of the combined company to achieve the expected leverage or such leverage taking longer to realize than anticipated; Real’s ability to integrate REMAX promptly and effectively; anticipated tax treatment, unforeseen liabilities, future capital expenditures, economic performance, future prospects and business and management strategies for the management, expansion and growth of the combined company’s operations; certain restrictions during the pendency of the proposed transaction that may impact Real’s or REMAX’s ability to pursue certain business opportunities or strategic transactions or otherwise operate their respective businesses; slowdowns in real estate markets, economic and industry downturns, Real’s ability to attract new agents and retain current agents, Real’s inability to successfully launch new products and features; Real’s inability to scale while improving operating leverage, or inability to successfully execute its strategies, including its strategy related to HeyLeo; possible unfavorable results in legal proceedings; changes in laws, regulations or the regulatory environment affecting Real’s business; disruptions to Real’s technology or cybersecurity incidents; and other risk factors detailed from time to time in Real’s and REMAX’s reports filed with the SEC and Real’s reports filed with Canadian securities regulators, including Real’s annual report on Form 40-F, current reports on Form 6-K and other documents filed with the SEC, and REMAX’s annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC and Real’s audited annual financial statements and annual management’s discussion and analysis for the financial year ended December 31, 2025, Annual Information Form dated March 4, 2026, quarterly financial statements and quarterly management’s discussion and analysis for the period ended March 31, 2026, filed with Canadian securities regulators and copies of which are available under Real’s SEDAR+ profile at www.sedarplus.ca, including documents that have been or will be filed, as applicable, with the SEC and Canadian securities regulators in connection with the proposed transaction.

These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the proxy statement/prospectus that is included in the Registration Statement (as defined below) and the Real management information circular that have been filed with the SEC and with the Canadian securities regulators, as applicable, in connection with the proposed transaction. While the list of factors presented here and in the Registration Statement and Real management information circular are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements/forward-looking information. You should not place undue reliance on any of these forward-looking statements/forward-looking information as they are not guarantees of future performance or outcomes; actual performance and outcomes, including, without limitation, Real’s or REMAX’s actual results of operations, financial condition and liquidity, and the development of new markets or market segments in which Real or REMAX operate, may differ materially from those made in or suggested by the forward-looking statements/forward-looking information contained in this press release. Neither Real nor REMAX assumes any obligation to publicly provide revisions or updates to any forward-looking statements/forward-looking information, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Neither future distribution of this press release nor the continued availability of this press release in archive form on Real’s or REMAX’s website should be deemed to constitute an update or re-affirmation of these statements as of any future date.

Important Information and Where to Find It

In connection with the proposed transaction between Real and REMAX, each of Real and REMAX has filed and will file relevant materials with the SEC and Canadian securities regulators, as applicable, including a management information circular of Real and a registration statement on Form S-4 filed with the SEC on June 12, 2026, as amended on July 7, 2026 (File No. 333-296768) (the “Registration Statement”) that includes a proxy statement of REMAX and prospectus of Rome Wildlife, Inc. The Registration Statement was declared effective on July 9, 2026, at which time Real filed its management information circular, REMAX filed a definitive proxy statement and Rome Wildlife, Inc. filed a final prospectus. Real’s management information circular was mailed to securityholders of Real and the proxy statement/prospectus was mailed to shareholders of each of REMAX and Real, in each case seeking their respective approval of the proposed transaction and other related matters. This press release is not a substitute for the Registration Statement, the proxy statement/prospectus, the Real management information circular or any other document that Real or REMAX (as applicable) has filed or may file with the SEC and Canadian securities regulators, as applicable, in connection with the proposed transaction.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF REAL AND REMAX ARE URGED TO READ THE REGISTRATION STATEMENT, THE REAL MANAGEMENT INFORMATION CIRCULAR, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC AND CANADIAN SECURITIES REGULATORS, AS APPLICABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of the Registration Statement, the Real management information circular and the proxy statement/prospectus, as well as other filings containing important information about Real or REMAX, without charge at the SEC’s Internet website (http://www.sec.gov) and under Real’s profile on SEDAR+ at www.sedarplus.ca, as applicable. Copies of the documents filed with the SEC and the Canadian securities regulators by Real are available free of charge on Real’s internet website at https://investors.onereal.com or by contacting Real’s investor relations contact at investors@therealbrokerage.com. Copies of the documents filed with the SEC by REMAX will be available free of charge on REMAX’s internet website at https://investors.remaxholdings.com or by contacting REMAX’s investor relations contact at investorrelations@remax.com. The information included on, or accessible through, Real’s website or REMAX’s website is not incorporated by reference into this press release or Real’s and REMAX’s respective filings with the SEC and Canadian securities regulators, as applicable.

Participants in the Solicitation

Real, REMAX, their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Real is set forth in its management information circular for its 2026 annual meeting of shareholders, which was filed with the Canadian securities regulators on April 24, 2026 (the “Real Annual Meeting Circular”) and in its Form 6-K, which was filed with the SEC on April 24, 2026. Please refer to the sections captioned “Election of Directors,” “Statement of Corporate Governance Practices,” and “Compensation Discussion and Analysis” in the Real Annual Meeting Circular. To the extent holdings of such participants in Real’s securities have changed since the amounts described in the Real Annual Meeting Circular, such changes have been reflected on a Notice of Proposed Sale of Securities pursuant to Rule 144 under the Securities Act on Form 144 filed with the SEC and in insider reports filed with the Canadian securities regulators on SEDI at www.sedi.ca. Information about the directors and executive officers of REMAX is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 19, 2026, as amended by Amendment No. 1 on Form 10-K/A, filed with the SEC on April 30, 2026 (the “REMAX Annual Report”). Please refer to the sections captioned “Directors, Executive Officers and Corporate Governance,” “Executive Compensation,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Certain Relationships and Related Transactions and Director Independence” in the REMAX Annual Report. To the extent holdings of such participants in REMAX’s securities have changed since the amounts described in the REMAX Annual Report, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=1581091&owner=exclude under the tab “Ownership Disclosures.” These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct or indirect interests, by security holdings or otherwise, are contained in the Registration Statement, the Real management information circular and the proxy statement/prospectus and the other relevant materials filed or to be filed with the SEC and Canadian securities regulators, as applicable, if and when they become available.

No Offer or Solicitation

This press release is for informational purposes only and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and otherwise in accordance with applicable Canadian securities laws.

About REMAX

REMAX (NYSE: RMAX) is one of the world’s leading franchisors in the real estate industry, franchising real estate brokerages globally under the REMAX® brand, and mortgage brokerages within the U.S. under the Motto® Mortgage brand. REMAX was founded in 1973 by Dave and Gail Liniger, with an innovative, entrepreneurial culture affording its agents and franchisees the flexibility to operate their businesses with great independence. Now with more than 145,000 agents in nearly 8,500 offices and a presence in more than 120 countries and territories, nobody in the world sells more real estate than REMAX, as measured by total residential transaction sides. Dedicated to innovation and change in the real estate industry, REMAX launched Motto Franchising, LLC, a ground-breaking mortgage brokerage franchisor, in 2016. Motto Mortgage, the first and only national mortgage brokerage franchise brand in the U.S., has offices across more than 40 states.

About Real

Real (NASDAQ: REAX) is a real estate experience company working to make life’s most complex transaction simple. The fast-growing company combines essential real estate, mortgage and closing services with powerful technology to deliver a single seamless end-to-end consumer experience, guided by trusted agents. With a presence in all 50 states throughout the U.S. and Canada, Real supports over 35,000 agents who use its digital brokerage platform and tight-knit professional community to power their own forward-thinking businesses. Additional information can be found on its website at www.onereal.com.

Contact Information

For additional information, please contact:

REMAX Investor Contact:	REMAX Media Contact:
Joe Schwartz	Keri Henke
(303) 796-3693	(303) 796-3424
joe.schwartz@remax.com	khenke@remax.com

Real Investor Contact:	Real Media Contact:
Loren Irwin	(201) 564-4221
(908) 280-2515	press@therealbrokerage.com
investors@therealbrokerage.com